UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 29, 2016

CONDUENT INCORPORATED

(Exact name of registrant as specified in its charter)

New York	001-37817	81-2983623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 Mount Airy Road, Suite 100

Basking Ridge, New Jersey

07920

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (908) 758-1200

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Transaction Agreements

On December 30, 2016, in connection with the previously announced complete legal and structural separation (the “Spin-Off”) of Conduent Incorporated (the “Company”) from Xerox Corporation (“Xerox”), the Company entered into several agreements with Xerox that set forth the principal actions taken or to be taken in connection with the Spin-Off and that govern the relationship of the parties following the Spin-Off, including the following:

•	a Separation and Distribution Agreement;

•	a Transition Services Agreement;

•	a Tax Matters Agreement;

•	an Employee Matters Agreement;

•	an Intellectual Property Agreement; and

•	a Trademark License Agreement.

A description of the material terms and conditions of these agreements can be found in the section titled “Certain Relationships and Related Party Transactions” of the Company’s Information Statement, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. Under the terms of, and subject to the conditions set forth in, the Separation and Distribution Agreement the Company transferred approximately $1,541 million to Xerox prior to the consummation of the Spin-Off (which, together with certain amounts previously transferred to Xerox in connection with the transfer of certain assets to the Company, results in a total cash transfer to Xerox of approximately $1,820 million). In addition, so that the Company will be capitalized with $225 million of cash as of the Spin-Off, Xerox and the Company have agreed to the extent the Company’s actual cash balance as of the Spin-Off is less than $225 million that Xerox will make a payment following the Spin-Off to the Company equal to that shortfall and to the extent the Company’s actual cash balance as of the Spin-Off exceeds $225 million that the Company will make a payment following the Spin-Off to Xerox equal to that excess. In addition, Xerox will transfer cash to the Company following the Spin-Off to the extent Xerox’s cash balance as of the Spin-Off, subject to certain adjustments, exceeds an agreed amount.

The descriptions of the Separation and Distribution Agreement, Transition Services Agreement, Tax Matters Agreement, Employee Matters Agreement, Intellectual Property Agreement and Trademark License Agreement are qualified in their entirety by reference to the full text of the Separation and Distribution Agreement, Transition Services Agreement, Tax Matters Agreement, Employee Matters Agreement, Intellectual Property Agreement and Trademark License Agreement, which are attached as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Icahn Agreement

On December 31, 2016, the Company entered into a Joinder Agreement to a letter agreement (the “Icahn Agreement”) entered into by Xerox with Icahn Partners Master Fund LP, Icahn Partners LP, Icahn Onshore LP, Icahn Offshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc., Beckton Corp., High River Limited Partnership, Hopper Investments LLC, Barberry Corp., Jonathan Christodoro and Carl C. Icahn (collectively, the “Icahn Group”). Based on a Schedule 13D/A filed with the SEC on June 27, 2016 by Carl C. Icahn with respect to Xerox common stock, the Company estimates that the Icahn Group beneficially owned in excess of 5% of the Company’s common stock at the time of the Spin-Off. A copy of the Joinder Agreement is filed as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated herein by reference.

Summaries of the material terms and conditions of the Icahn Agreement can be found in the sections titled “Management” and “Description of our Capital Stock” of the Company’s Information Statement, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. Those summaries do not purport to be complete and are qualified in their entirety by reference to the full text of the Icahn Agreement, filed as Exhibit 10.6 to Amendment No. 1 to the Company’s Registration Statement on Form 10, filed with the Securities and Exchange Commission on August 15, 2016, and incorporated herein by reference.

Item 3.02.	Unregistered Sale of Equity Securities.

Pursuant to the Exchange Agreement (the “Exchange Agreement”), dated October 27, 2016, by and among Xerox, the Company and Darwin A. Deason, 120,000 shares of Conduent Series A Convertible Perpetual Preferred Stock, par value $0.01 per share (the “Conduent Series A Preferred Stock”) were transferred to Mr. Deason immediately following the completion of the complete legal and structural separation of the Company from Xerox Corporation (the “Spin-Off”). The exchange of Xerox Series A Convertible Perpetual Preferred Stock for Conduent Series A Preferred Stock was made in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof.

The disclosures above are qualified in their entirety by, and are subject to, the full text of the Exchange Agreement, which was filed as Exhibit 10.14 to Amendment No. 5 to the Company’s Registration Statement on Form 10, filed with the Securities and Exchange Commission on October 28, 2016, which is incorporated herein by reference. The rights, preferences and privileges of the Conduent Series A Preferred Stock are described in the Restated Certificate of Incorporation of the Company, a summary of which can be found in the section titled “Description of Our Capital Stock” of the Information Statement filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. That summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Restated Certificate of Incorporation of the Company, filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 22, 2016, and incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 29, 2016, in anticipation of the Spin-Off, Douglas H. Marshall tendered his resignation as a member of the board of directors of the Company (the “Board”), effective concurrently with the consummation of the Spin-Off at 11:59 p.m. New York City time (the “Effective Time”) on December 31, 2016 (the “Distribution Date”).

On December 29, 2016, Xerox, the sole shareholder of the Company, elected Ashok Vemuri, Paul Galant, Joie A. Gregor, Vincent J. Intrieri, Courtney Mather, Michael Nevin, Michael A. Nutter and William G. Parrett to serve as directors of the Company, effective at 11:59 p.m. on December 31, 2016. Mr. Parrett will serve as Chairman of the Board.

Item 8.01.	Other Events.

On December 31, 2016, the Spin-Off was completed. The Company issued a press release on January 3, 2017, announcing the completion of the Spin-Off, a copy of which is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

2.1	Separation and Distribution Agreement, dated as of December 30, 2016, by and between Xerox Corporation and Conduent Incorporated*

10.1	Transition Services Agreement, dated as of December 30, 2016, by and between Xerox Corporation and Conduent Incorporated*

10.2	Tax Matters Agreement, dated as of December 30, 2016, by and between Xerox Corporation and Conduent Incorporated

10.3	Employee Matters Agreement, dated as of December 30, 2016, by and between Xerox Corporation and Conduent Incorporated*

10.4	Intellectual Property Agreement, dated as of December 30, 2016, by and between Xerox Corporation and Conduent Incorporated*

10.5	Trademark License Agreement, dated as of December 30, 2016, by and between Xerox Corporation and Conduent Incorporated*

10.6	Joinder Agreement to Agreement, dated December 31, 2016, among Conduent Incorporated, Xerox Corporation, Icahn Partners Master Fund LP, Icahn Partners LP, Icahn Onshore LP, Icahn Offshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc., Beckton Corp., High River Limited Partnership, Hopper Investments LLC, Barberry Corp., Jonathan Christodoro and Carl C. Icahn

10.7	Agreement, dated January 28, 2016, among Xerox Corporation, Icahn Partners Master Fund LP, Icahn Partners LP, Icahn Onshore LP, Icahn Offshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc., Beckton Corp., High River Limited Partnership, Hopper Investments LLC, Barberry Corp., Jonathan Christodoro and Carl C. Icahn (incorporated herein by reference to Exhibit 10.6 to Amendment No. 1 to Conduent Incorporated’s Registration Statement on Form 10)

99.1	Information Statement of Conduent Incorporated (incorporated herein by reference to Exhibit 99.1 to Amendment No. 6 to Conduent Incorporated’s Registration Statement on Form 10)

99.2	Press Release of Conduent Incorporated, dated January 3, 2017

*	The Company hereby undertakes to furnish supplementally a copy of any omitted schedule, appendix or exhibit to such agreement to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONDUENT INCORPORATED

	By:	/s/ J. Michael Peffer
	Name:	J. Michael Peffer
Date: January 3, 2017	Position:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description

2.1	Separation and Distribution Agreement, dated as of December 30, 2016, by and between Xerox Corporation and Conduent Incorporated*

10.1	Transition Services Agreement, dated as of December 30, 2016, by and between Xerox Corporation and Conduent Incorporated*

10.2	Tax Matters Agreement, dated as of December 30, 2016, by and between Xerox Corporation and Conduent Incorporated

10.3	Employee Matters Agreement, dated as of December 30, 2016, by and between Xerox Corporation and Conduent Incorporated*

10.4	Intellectual Property Agreement, dated as of December 30, 2016, by and between Xerox Corporation and Conduent Incorporated*

10.5	Trademark License Agreement, dated as of December 30, 2016, by and between Xerox Corporation and Conduent Incorporated*

10.6	Joinder Agreement to Agreement, dated December 31, 2016, among Conduent Incorporated, Xerox Corporation, Icahn Partners Master Fund LP, Icahn Partners LP, Icahn Onshore LP, Icahn Offshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc., Beckton Corp., High River Limited Partnership, Hopper Investments LLC, Barberry Corp., Jonathan Christodoro and Carl C. Icahn

10.7	Agreement, dated January 28, 2016, among Xerox Corporation, Icahn Partners Master Fund LP, Icahn Partners LP, Icahn Onshore LP, Icahn Offshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc., Beckton Corp., High River Limited Partnership, Hopper Investments LLC, Barberry Corp., Jonathan Christodoro and Carl C. Icahn (incorporated herein by reference to Exhibit 10.6 to Amendment No. 1 to Conduent Incorporated’s Registration Statement on Form 10)

99.1	Information Statement of Conduent Incorporated (incorporated herein by reference to Exhibit 99.1 to Amendment No. 6 to Conduent Incorporated’s Registration Statement on Form 10)

99.2	Press Release of Conduent Incorporated, dated January 3, 2017

*	The Company hereby undertakes to furnish supplementally a copy of any omitted schedule, appendix or exhibit to such agreement to the U.S. Securities and Exchange Commission upon request.